UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
_______________________________

Date of Report (Date of earliest event reported):  March 30, 2009

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 30, 2009, Garmin Ltd.’s subsidiary, Garmin USA, Inc. (“Garmin USA”), entered into a Vendor Program Agreement and an Addendum thereto (together, the “2009 Vendor Program Agreement”) with Best Buy Purchasing LLC (“Best Buy”).  The Agreement was entered into pursuant to the Vendor Agreement between Garmin USA and Best Buy dated February 27, 2004 (the “2004 Vendor Agreement”), which was filed as Exhibit 10.19 to Garmin Ltd.’s Form 10-K for the fiscal year ended December 27, 2008.

Garmin USA sells products to Best Buy pursuant to the terms and conditions of the 2004 Vendor Agreement and the 2009 Vendor Program Agreement.  The 2009 Vendor Program Agreement includes payment terms, cooperative advertising funds terms, store opening allowances, price protection terms, margin terms, demonstration/display allowance terms, and the consideration given by Garmin for training services and other value-added services performed by Best Buy.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: April 2, 2009	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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